UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2017
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.

In a press release dated August 3, 2017, a copy of which is attached hereto as Exhibit 99.1, and the text of which is incorporated by reference herein, Post Holdings, Inc. (“Post” or the “Company”) announced results for its third fiscal quarter ended June 30, 2017.

The information contained in Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

In the press release, the Company makes reference to certain non-GAAP financial measures to supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), including total segment profit, Adjusted net earnings (loss), Adjusted diluted earnings (loss) per common share, Adjusted EBITDA and segment Adjusted EBITDA. Management uses certain of these non-GAAP measures, including Adjusted EBITDA and segment Adjusted EBITDA, as key metrics in the evaluation of underlying Company and segment performance, in making financial, operating and planning decisions, and, in part, in the determination of cash bonuses for its executive officers and employees. Management believes the use of these non-GAAP measures provides increased transparency and assists investors in understanding the underlying operating performance of the Company and its segments and in the analysis of ongoing operating trends. These non-GAAP measures are not prepared in accordance with GAAP, as they exclude certain items described below. These non-GAAP measures may not be comparable to similarly titled measures of other companies. Any non-GAAP measures should not be considered as a substitute for, and should only be read in conjunction with, measures of financial performance prepared in accordance with GAAP. For additional information, see the non-GAAP reconciliation tables furnished with this Form 8-K in Exhibit 99.1.

Total segment profit
Total segment profit represents the aggregation of the segment profit for each of the Company’s reportable segments. The Company believes total segment profit is useful to investors in evaluating the Company’s operating performance because it facilitates period-to-period comparison of results of segment operations.

Adjusted net earnings (loss) and Adjusted diluted earnings (loss) per common share
The Company believes Adjusted net earnings (loss) and Adjusted diluted earnings (loss) per common share are useful to investors in evaluating the Company’s operating performance because they exclude items that affect the comparability of the Company’s financial results and could potentially distort an understanding of the trends in business performance.
Adjusted net earnings (loss) and Adjusted diluted earnings (loss) per common share are adjusted for the following items:

a.
Non-cash mark-to-market adjustments and cash settlements on interest rate and cross-currency swaps: The Company has excluded the impact of non-cash mark-to-market adjustments and cash settlements on interest rate and cross-currency swaps due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to estimates of fair value and economic conditions and the amount and frequency of such adjustments and settlements are not consistent.

b.
Premium on debt extinguishment: The Company has excluded payments for premiums on debt extinguishment as such payments are inconsistent in amount and frequency. Additionally, the Company believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

c.
Provision for legal settlement: The Company has excluded gains and losses recorded to recognize the anticipated or actual resolution of certain litigation as the Company believes such gains and losses do not reflect expected ongoing future operating income and expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

d.
Net foreign currency gains for purchase price of acquisition: The Company has excluded net foreign currency gains for the purchase price of acquisitions as the Company believes such gains do not reflect expected ongoing future operating income and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

e.
Transaction costs and integration costs: The Company has excluded transaction costs related to professional service fees and other related costs associated with signed and closed business combinations and divestitures and integration costs incurred to integrate acquired or to-be-acquired businesses as the Company believes that these exclusions allow for more meaningful evaluation of the Company’s current operating performance and comparisons of the Company’s operating performance to other periods. The Company believes such costs are generally not relevant to assessing or estimating the long-term performance of acquired assets as part of the Company or the performance of the divested assets, and are not factored into management’s evaluation of potential acquisitions or its performance after completion of an acquisition or the evaluation to divest an asset. In addition, the frequency and amount of such charges varies significantly based on the size and timing of the acquisitions and divestitures and the maturity of the businesses being acquired or divested. Also, the size, complexity and/or volume of past acquisitions and divestitures, which often drive the magnitude of such expenses, may not be indicative of the size, complexity and/or volume of future acquisitions or divestitures. By excluding these expenses, management is better able to evaluate the Company’s ability to utilize its existing assets and estimate the long-term value that acquired assets will generate for the Company. Furthermore, the Company believes that the adjustments of these items more closely correlate with the sustainability of the Company’s operating performance.

f.
Restructuring and plant closure costs, including accelerated depreciation: The Company has excluded certain costs associated with facility closures as the amount and frequency of such adjustments are not consistent. Additionally, the Company believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

g.
Assets held for sale: The Company has excluded adjustments recorded to adjust the carrying value of facilities and other assets classified as held for sale as such adjustments represent non-cash items and the amount and frequency of such adjustments are not consistent. Additionally, the Company believes that these adjustments do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

h.
Inventory valuation adjustments on acquired businesses: The Company has excluded the impact of fair value step-up adjustments to inventory in connection with business combinations as such adjustments represent non-cash items, are not consistent in amount and frequency and are significantly impacted by the timing and size of the Company’s acquisitions.

i.
Mark-to-market adjustments on commodity hedges: The Company has excluded the impact of mark-to-market adjustments on commodity hedges due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to fair value estimates. Additionally, these adjustments are primarily non-cash items and the amount and frequency of such adjustments are not consistent.

j.
Gain on sale of business: The Company has excluded gains recorded on divestitures as the amount and frequency of such gains are not consistent. Additionally, the Company believes that these gains do not reflect expected ongoing future operating income and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

k.
Foreign currency gains and losses on intercompany loans: The Company has excluded the impact of foreign currency fluctuations related to intercompany loans denominated in currencies other than the functional currency of the respective legal entity in evaluating Company performance to allow for more meaningful comparisons of performance to other periods.

l.
Income tax: The Company has included the income tax impact of the non-GAAP adjustments using the statutory income tax rate, as noted in the footnote of the reconciliation tables, as the Company believes that the Company’s GAAP effective income tax rate as reported is not representative of the income tax expense impact of the adjustments.

m.
Preferred stock: The Company has included dividend and weighted-average diluted share adjustments related to its convertible preferred stock using the “if-converted” method when the convertible preferred stock is dilutive on an adjusted basis.

Adjusted EBITDA and segment Adjusted EBITDA
The Company believes that Adjusted EBITDA is useful to investors in evaluating the Company’s operating performance and liquidity because (i) the Company believes it is widely used to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, (ii) it presents a measure of corporate performance exclusive of the Company’s capital structure and the method by which the assets were acquired, and (iii) it is a financial indicator of a company’s ability to service its debt, as the Company is required to comply with certain covenants and limitations that are based on variations of EBITDA in the Company’s financing documents. The Company believes that segment Adjusted EBITDA is useful to investors in evaluating the Company’s operating performance because it allows for assessment of the operating performance of each reportable segment. Management uses Adjusted EBITDA to provide forward-looking guidance and uses Adjusted EBITDA and segment Adjusted EBITDA to forecast future results.
Adjusted EBITDA and segment Adjusted EBITDA reflect adjustments for interest expense, net, income tax (benefit) expense, depreciation and amortization, as well as the adjustments discussed above reflected in Adjusted net earnings (loss) and Adjusted diluted earnings (loss) per common share, but do not adjust for the premium on debt extinguishment, income tax and preferred stock adjustments as discussed above, and adjust for the following items:

n.
Loss on extinguishment of debt: The Company has excluded losses recorded on extinguishment of debt as such losses are inconsistent in amount and frequency. Additionally, the Company believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

o.
Non-cash stock-based compensation: The Company’s compensation strategy includes the use of stock-based compensation to attract and retain executives and employees by aligning their long-term compensation interests with shareholders’ investment interests. The Company has excluded non-cash stock-based compensation as non-cash stock-based compensation can vary significantly based on reasons such as the timing, size and nature of the awards granted and subjective assumptions which are unrelated to operational decisions and performance in any particular period and do not contribute to meaningful comparisons of the Company’s operating performance to other periods.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Newly Elected Director
On August 1, 2017, the Board of Directors of the Company (the “Board”) appointed Ellen F. Harshman to serve as a Class I director and a member of the Audit Committee of the Board, effective October 1, 2017. With the addition of Ms. Harshman, the Board of Directors will consist of nine members. Ms. Harshman’s initial term will expire at the Company’s Annual Meeting of Shareholders in 2019. The Board has determined that Ms. Harshman is independent under the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.
Ms. Harshman was nominated by the Corporate Governance and Compensation Committee of the Board (the “Committee”) after a thorough review of Ms. Harshman’s qualifications. Ms. Harshman will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation program described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on December 8, 2016.
A copy of the press release announcing Ms. Harshman’s appointment to the Board of Directors is attached hereto as Exhibit 99.2 and incorporated by reference herein.
(e)    Material Compensatory Plan, Contract or Arrangement
On July 31, 2017, the Committee approved the amendment and restatement of the (i) Post Holdings, Inc. Executive Severance Plan (the “Executive Severance Plan”); (ii) Post Holdings, Inc. Executive Savings Investment Plan (the “Executive Savings Investment Plan”); and (iii) Post Holdings, Inc. Deferred Compensation Plan for Key Employees (the “Deferred Compensation Plan”), all effective as of August 1, 2017.
Executive Severance Plan
The Executive Severance Plan provides for the following severance benefits to the Company’s senior executive officers in the event of an involuntary termination by the Company without “cause” or a termination of employment by the executive for “good reason” (as such terms are defined in the Executive Severance Plan) if such termination occurs outside of the context of a change in control of the Company:

•
a lump sum payment of two times the executive’s annual base salary at the time of the qualifying termination, plus an amount equal to two times his or her then current target annual bonus amount, plus $20,000;

•
a prorated portion of the applicable annual bonus program target award based on the number of full weeks worked during the fiscal year as of the effective date of termination, provided that the performance goals are achieved;

•	Company contributions toward the cost of COBRA healthcare continuation coverage for up to twelve weeks;

•	outplacement services for a period to be determined by the Company, but not exceeding two years; and

•	vesting of certain equity awards with a time-based vesting schedule on other than a ratable basis.
The Executive Severance Plan also provides that certain executives who do not have Management Continuity Agreements (“MCAs”), which MCAs provide for severance benefits in connection with certain terminations of employment in the context of a change in control, are eligible for severance benefits in the context of a change in control under the Executive Severance Plan. These benefits are generally comprised of:

•	a lump sum severance payment (equal to two or three years of base pay and bonus);

•	a lump sum payout equal to the present actuarial value of continued participation in certain welfare benefit plans or equivalent benefits;

•	outplacement assistance; and

•	reimbursement for certain litigation expenses.
Additionally, the Executive Severance Plan provides that certain business unit executives are eligible for severance benefits in connection with involuntary terminations of employment in conjunction with a sale of such executive’s business unit or employing subsidiary (“Business Change”). These benefits are the same benefits that are described immediately above with respect to a change in control of the Company, as if the Business Change were a change in control of the Company.
The foregoing description of the Executive Severance Plan is qualified in its entirety by reference to the full text of the Executive Severance Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Executive Savings Investment Plan
Participation in the Executive Savings Investment Plan, which is an unfunded, non-qualified deferred compensation plan, is limited to a select group of management or highly compensated employees. The Executive Savings Investment Plan permits eligible employees affected by the IRS qualified plan limits to defer a portion of their salaries to be paid at a future date and provides that the Company may make discretionary contributions to participants’ accounts. The discretionary employer contributions vest at 25% for each year of service. Starting with deferral elections made on or after August 1, 2017, and for any discretionary employer contributions made on or after January 1, 2018:

•	eligible employees also may defer between 1-75% (rather than the 44% previously permitted) of their base salary;

•
participants may select specified dates in the future (month and year) upon which their Executive Savings Investment Plan deferrals will be distributed, in addition to selecting distribution at separation from service;

•
each year, participants may select up to two different distribution events for that year’s Executive Savings Investment Plan deferrals which will be accounted for in different subaccounts, and may select different methods of distribution (lump sum or installment payments) and make different notional investment selections for each subaccount;

•
discretionary employer contributions will be allocated to a subaccount (notionally invested at the determination of the participant), which to the extent vested will be paid out in a lump sum upon separation from service; and

•
amounts credited to a participant’s subaccount(s) are paid out in the event of a change in control of the Company, notwithstanding a participant’s election to receive distributions at separation from service or a specified future date.

The foregoing description of the Executive Savings Investment Plan is qualified in its entirety by reference to the full text of the Executive Savings Investment Plan, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.
Deferred Compensation Plan
Participation in the Deferred Compensation Plan, which is an unfunded, non-qualified deferred compensation plan, is limited to a select group of management or highly compensated employees. The Deferred Compensation Plan permits eligible employees to defer all or a portion of their bonuses to be paid at a future date and provides that the Company may, at its option, make matching contributions on such deferrals that vest five years after such contribution is made, generally subject to acceleration in the event of disability or separation from service by reason of death or involuntary termination without cause, and under certain circumstances, subject to acceleration in the event of retirement or a change in control of the Company. Starting with deferral elections made on or after August 1, 2017:

•
each year, participants may select up to two different distribution events for that year’s deferrals which will be accounted for in different subaccounts, and may select different methods of distribution (lump sum or installment payments) and make different notional investment selections for each subaccount; and

•
a participant’s elections as between the Executive Savings Investment Plan and the Deferred Compensation Plan no longer need mirror each other, such that for any given year’s deferrals, a participant could have two subaccounts in the Executive Savings Investment Plan and two subaccounts in the Deferred Compensation Plan, and each subaccount may have different distribution events, methods of distribution and notional investment selections.

The foregoing description of the Deferred Compensation Plan is qualified in its entirety by reference to the full text of the Deferred Compensation Plan, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2017	Post Holdings, Inc.
(Registrant)

	By:	/s/ Jeff A. Zadoks
Name: Jeff A. Zadoks
Title: SVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Post Holdings, Inc. Executive Severance Plan, as Amended and Restated, effective as of August 1, 2017
10.2	Post Holdings, Inc. Amended and Restated Executive Savings Investment Plan, effective as of August 1, 2017
10.3	Post Holdings, Inc. Amended and Restated Deferred Compensation Plan for Key Employees, effective as of August 1, 2017
99.1	Third Quarter Earnings Press Release dated August 3, 2017
99.2	Press Release dated August 1, 2017